Exhibit 10.29



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DISTRICT COURT, EL PASO COUNTY, COLORADO

Address:  20 E. Vermijo, Colorado Springs, CO 80903


Plaintiff(s):  WALL STREET INVESTOR
RESOURCES CORP., a Maryland corporation


                                                          ? COURT USE ONLY ?
 Defendant(s):  SAVOY RESOURCES CORP., a
                Colorado corporation

                                                        Case number:  05 CV 1454
Attorney:
David C. Addison                                        Div.:         Ctrm.:
5290 DTC Parkway, Suite 170
Englewood, CO 80111
Phone Number:  (303) 770-1521
Fax Number:      (303) 770-6407
E-mail:  david@dcaddison.com

Atty. Reg. #: 1917
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                             SETTLEMENT AGREEMENT

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     COMES NOW Wall Street Investor Resources Corp., a Maryland corporation, through counsel, David C. Addison, and Defendant Savoy Resources Corp., a Colorado corporation, with counsel, Patricia Cudd, and for the settlement agreement of the parties set forth the following:

1. Defendant acknowledges owing Plaintiff the sum of $28,221.29 for services rendered.

2. Defendant agrees to pay and Plaintiff agrees to accept in full settlement of all issues raised in this suit the sum of $28,221.29 without interest, attorney fees, or court costs if paid as follows:

     a.   $10,000.00 on or before July 5, 2005; and

     b. $18,221.29 in restricted stock of Savoy Resources Corp. For purposes of the settlement agreement, the stock of Savoy Resources Corp. shall be $.17 per share and the number of shares to be issued, is 107,184 and Plaintiff shall have the registration rights with regard to the stock described in paragraph 5 below.

3. The $10,000.00 payment shall be payable to "Wall Street Investor Resources, Corp." and forwarded to the Law Office of David C. Addison at the address set forth above.

4. The restricted shares of stock shall be forwarded to counsel for Plaintiff at the address set forth above no later than July 15, 2005.


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5.   Defendant shall be required to effectuate the registration of the shares
     (107,184) of common stock issued to Plaintiff under the Securities Act of 1933, as amended, and all relevant "blue sky" laws as promptly as is practicable, by filing a registration statement with the SEC not later than 90 (ninety) days from the date of this settlement agreement. Plaintiff shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effectuate such registration. The Company shall use its best efforts to cause such registration statement to become effective. Such best efforts shall include, without limitation, promptly responding to all comments received from the SEC and providing Plaintiff's counsel with a contemporaneous copy of all written correspondence with the SEC. Once declared effective by the SEC, the Company shall cause such registration statement to remain effective until the earlier of: (i) the sale by Plaintiff of all the shares of common stock registered; or (ii) one year after the effective date of such registration statement. All expenses of such registration or qualification, including, but not limited to, legal, accounting, printing and filing fees, will be borne by the Company.

6.   If Defendant fully performs this suit shall be dismissed with prejudice.

7. If Defendant defaults, Plaintiff shall provide Defendant with a notice describing the default. Defendant shall have 10 days from the date of the notice within which to cure such default. If after the 10 day notice period the default remains uncured, Plaintiff may apply, forthwith and without further notice, for judgment in the full amount sued upon together with interest, a reasonable attorney fee, and court costs, less any payments made prior to the default.

Signed this 5th day of July, 2005.

WALL STREET INVESTOR RESOURCES         SAVOY RESOURCES CORP.
CORP.


By: /s/ David C. Addison               By: /s/ Arthur Johnson
    --------------------------             ----------------------------------
    David C. Addison                       Arthur Johnson, President and CEO
    Attorney for Plaintiff                 c/o Patricia Cudd
                                           18826 Pagentry Place
                                           Monument, CO  80132



                                           Approved as to form:


                                           /s/ Patricia Cudd
                                           -----------------
                                           Patricia Cudd, #7906
                                           Attorney for Savoy Resources Corp.

File No. 5331

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